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                                  EXHIBIT   24

                               POWER OF ATTORNEY





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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints THOMAS R. CARMODY, W. C. DOWNER AND DAWN M. GRAY, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of American Business Products, Inc., for the fiscal year ended December 31, 1994, and any and all amendments to such Annual report on Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, lawfully may do or cause to be done by virtue thereof.

                 This 8th day of February, 1995.



         /s/ F. Duane Ackerman                     /s/ Robert W. Gundeck
         -----------------------                   ------------------------
         F. Duane Ackerman                         Robert W. Gundeck


         /s/ John E. Aderhold                      /s/ Hollis L. Harris
         -----------------------                   -----------------------
         John E. Aderhold                          Hollis L. Harris

         /s/ W. Joseph Biggers                     /s/ W. Stell Huie
         -----------------------                   -----------------------
         W. Joseph Biggers                         W. Stell Huie


         /s/ Thomas R. Carmody                     /s/ Thomas F. Keller
         -----------------------                   ----------------------
         Thomas R. Carmody                         Thomas F. Keller


         /s/ Henry Curtis, VII                     /s/ G. Harold Northrop
         -----------------------                   ----------------------
         Henry Curtis, VII                         G. Harold Northrop


         /s/ Herbert J. Dickson                    /s/ Marvin Schmalzried
         -----------------------                   ----------------------
         Herbert J. Dickson                        Marvin Schmalzried